UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2020

Global Blood Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37539	27-4825712
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

171 Oyster Point Blvd., Suite 300 South San Francisco, CA 94080
(Address of principal executive offices, including zip code)

(650) 741-7700

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GBT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Our Chief Medical Officer, Joshua Lehrer-Graiwer, M.D., has resigned from Global Blood Therapeutics, Inc., effective April 17, 2020, to pursue an opportunity outside the company. Dr. Lehrer’s decision to resign was not the result of any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Blood Therapeutics, Inc.

Date: March 3, 2020	By:	/s/ Jeffrey Farrow
Jeffrey Farrow
Chief Financial Officer (Principal Financial Officer)